                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8K-A

                              AMENDMENT TO REPORT

                                AMENDMENT NO. 1

    Pursuant to Section  13 or 15(d) of the Securities Exchange Act of 1934



                               CUBIC CORPORATION
             Exact Name of Registrant as Specified in its Charter



The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K as set forth in the pages attached hereto:

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                           (a). Financial Statements of Business Acquired

                           (b). Pro Forma Financial Information

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CUBIC CORPORATION



                                    By: /s/ Thomas A. Baz
                                       ---------------------------------------
                                       Thomas A. Baz
                                       Vice President and Controller

Dated:  June 21, 1994.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      The following financial statements, pro forma financial information and exhibits are filed as a part of this report.

      a. Financial statements of the business acquired, prepared pursuant to Rule 3.05 of Regulation S-X and provided to the Registrant by The Titan Corporation.

         Audited financial statements of The Applications Group of The Titan Corporation (Titan Applications Group).

            Report of Arthur Andersen & Co., Certified Public Accountants See page 5

            Statement of Certain Specified Assets and Liabilities -- as of October 1, 1993
            See page 6

            Statements of Operating Income -- for the nine month period ended October 1, 1993 and the years ended December 31, 1992, 1991 and 1990 See page 7

            Notes to Statement of Certain Specified Assets and Liabilities and Statements of Operating Income
            See page 8

         Unaudited condensed interim financial statements of Titan Applications Group.

            Statement of Certain Specified Assets and Liabilities -- as of March 31, 1994
            See page 11

            Statement of Operating Income -- Six months ended March 31, 1994 See page 12

      b. Pro forma financial information required pursuant to Article 11 of Regulation S-X.

         Cubic Corporation and Titan Applications Group Pro Forma Condensed Combined Financial Statements (Unaudited).

            Pro Forma Condensed Combined Balance Sheet -- March 31, 1994 See page 14

            Pro Forma Condensed Combined Statement of Income -- Year ended September 30, 1993
            See page 15

            Pro Forma Condensed Combined Statement of Income -- Six months ended March 31, 1994
            See page 16

            Notes to Pro Forma Condensed Combined Financial Statements
            See page 17

      c. Exhibits

            Exhibit 23 -- Consent of independent public accountants.

a.   FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

 The financial statements presented herein include all of the pertinent information available related to the assets acquired and liabilities assumed, but do not include all of the financial statements required by Rule 3.05 of Regulation S-X. It would not be practicable to provide such financial statements because the assets acquired and the liabilities assumed do not represent a separate entity but were commingled with other assets and liabilities of The Titan Corporation.

 The Titan Corporation prepared, and its independent accountants audited, a special report of the assets and liabilities which it intended to sell along with a statement reflecting the results of operations related to those specified assets and liabilities. These audited financial statements are presented herein. A complete set of financial statements prepared in accordance with generally accepted accounting principles would also have included a complete income statement, statement of equity and a statement of cash flows. It would not be possible to prepare such statements without making numerous assumptions as to the transactions which might have taken place had the business involved been a separate entity. Therefore, such statements would be both time and cost prohibitive to prepare as they would require the re-creation of past history.

TITAN

Titan Applications Group


Statement of Certain Specified Assets and Liabilities
As of October 1, 1993,
and Statements of Operating Income,
For the Nine Month Period Ended October 1, 1993
and the Years Ended December 31, 1992, 1991 and 1990
Together With Auditors' Report

                             ARTHUR ANDERSEN & CO.


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Management of The Titan Corporation:

We have audited the accompanying statement of certain specified assets and liabilities of the Titan Applications Group, an operating group of The Titan Corporation (a Delaware Corporation) as of October 1, 1993, and the statements of operating income for the nine-month period ended October 1, 1993 and for the years ended December 31, 1992, 1991 and 1990. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits of the Titan Applications Group.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The financial statements have been prepared in contemplation of a sale through Banker's Trust of certain specified assets and liabilities of the Titan Applications Group, described in Note 1, and is not intended to be a complete presentation of the Titan Applications Group's assets and liabilities.

In our opinion, the financial statements referred to above present fairly, in all material respects, certain specified assets and liabilities of the Titan Applications Group of The Titan Corporation as of October 1, 1993, as defined by management as referred to in Note 1 of the notes to the financial statements, and the results of operations for the nine-month period ended October 1, 1993, and for the years ended December 31, 1992, 1991 and 1990, in conformity with generally accepted accounting principles.

As explained in note 5 to these statements, on March 5, 1994, the Titan Corporation entered into an agreement to sell the Applications Group.


Washington, D.C.,
 November 17, 1993                            /s/ Arthur Andersen & Co.
 (except with respect
 to the matter discussed
 in Note 5, as to which
 the date is March 5, 1994).

                            TITAN APPLICATIONS GROUP
                            ------------------------

             STATEMENT OF CERTAIN SPECIFIED ASSETS AND LIABILITIES
             -----------------------------------------------------

                             AS OF OCTOBER 1, 1993
                             ---------------------


                                     ASSETS
                                     ------

CURRENT ASSETS:
 Billed accounts receivable                             $3,519,169
 Unbilled accounts receivable                            2,976,016
 Prepaid expenses and other current assets                 249,722
                                                        ----------

      Total current assets                               6,744,907
                                                        ----------

PROPERTY AND EQUIPMENT:
 Office equipment                                          594,857
 Furniture and fixtures                                     70,228
                                                        ----------
                                                           665,085
 Less - Accumulated depreciation                          (351,779)
                                                        ----------

      Net property and equipment                           313,306
                                                        ----------

      Total assets                                      $7,058,213
                                                        ==========

                        LIABILITIES AND CORPORATE EQUITY
                        --------------------------------

CURRENT LIABILITIES:
 Accounts payable                                       $1,985,680
 Billings in excess of revenue recognized                1,409,194
 Accrued liabilities                                     1,004,372
                                                        ----------

      Total current liabilities                          4,399,246

COMMITMENTS AND CONTINGENCIES (Note 4)

TITAN CORPORATE EQUITY IN TITAN APPLICATIONS GROUP       2,658,967
                                                        ----------

      Total liabilities and corporate equity            $7,058,213
                                                        ==========

  The accompanying notes are an integral part of this statement of certain specified assets and liabilities and corporate equity.

                            TITAN APPLICATIONS GROUP
                            ------------------------

                         STATEMENTS OF OPERATING INCOME
                         ------------------------------

                            Nine-Month
                              Period
                               Ended                Year Ended December 31,
                             October 1,     ---------------------------------------
                               1993             1992         1991         1990
                            -----------     -----------   -----------   -----------
REVENUES                    $21,462,659      $15,262,310   $11,647,668   $7,048,129

COSTS AND EXPENSES:

  Cost of revenues           18,236,929       12,505,859     9,573,212    5,826,101

  Selling, general and
    administrative            1,728,249        1,504,303     1,253,543      925,057
                            -----------      -----------   -----------   ----------

OPERATING INCOME            $ 1,497,481      $ 1,252,148   $   820,913   $  296,971
                            ===========      ===========   ===========   ==========

                 The accompanying notes are an integral part of
                     these statements of operating income.

                            TITAN APPLICATIONS GROUP
                            ------------------------

         NOTES TO STATEMENT OF CERTAIN SPECIFIED ASSETS AND LIABILITIES
         --------------------------------------------------------------

                      AND STATEMENTS OF OPERATING  INCOME
                      -----------------------------------


1.  BASIS OF PRESENTATION:
    ----------------------

These statements have been prepared in contemplation of the sale of the Titan Applications Group ("Applications") of The Titan Corporation, a public corporation. Refer to filings with the Securities and Exchange Commission for additional information regarding The Titan Corporation. The statement of certain specified assets and liabilities and statements of operating income reflect the assets and liabilities and results of operation of Applications, as defined by management. The contracts upon which historical results are based may differ from those which will be transferred upon the sale of Applications. Applications is an operating group of The Titan Corporation and allocation of administrative and corporate expenses have been included in the results of operations. The liability for these services is included in Titan Corporate Equity in Titan Applications Group. All other significant intergroup transactions and balances have been eliminated.

Applications is an operating group of The Titan Corporation and is dependent on administrative support from The Titan Corporation. This presentation is not intended to and does not portray a stand-alone operating group.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    -------------------------------------------

Revenue Recognition
- - -------------------

Applications' revenues are derived from products manufactured and services performed under cost-reimbursable contracts (70% of revenues for the nine month period ended October 1, 1993 and 53%, 65% and 91% for the years ended December 31, 1992, 1991, and 1990 , respectively), fixed-price contracts (29% of revenues for the nine month period ended December 31, 1992, 1991, and 1990, respectively) and time and materials contracts (1% for the nine month period ended October 1, 1993 and 0%, 3%, and 1% for the years ended December 31, 1992, 1991, and 1990, respectively). Revenues are generally recognized using the percentage-of-completion method. Estimated contract losses are fully charged to operations when identified by operating management.

Property and Equipment
- - ----------------------

Property and equipment are stated at cost. Depreciation is provided using the straight-line method, with estimated useful lives ranging from three to five years for office equipment and furniture and fixtures.

Income Taxes
- - ------------

No provision for income taxes has been made in these statements as Applications is part of The Titan Corporation which has elected not to have a tax sharing allocation to its groups.

3.  OTHER FINANCIAL DATA:
    ---------------------

Unbilled Accounts Receivable
- - ----------------------------

Unbilled accounts receivable represent work-in-process which will be billed in accordance with contract terms and delivery schedules. Also included in unbilled accounts receivable are amounts billable upon final execution of contracts, contract completion, milestones or completion of rate negotiations. Substantially all unbilled receivables at October 1, 1993 are expected to be collected within one year. Revenues have been recorded for performance on certain U.S. government contracts based on actual rates. These rates are subject to audit by the Defense Contract Audit Agency. Management does not anticipate any material variance from these rates upon final settlement.

Amounts included in unbilled accounts receivable are as follows:


Billable                                                     $2,757,391
Retentions                                                      114,226
Milestones                                                       88,733
Other                                                            15,666
                                                             ----------

Total unbilled accounts receivable                           $2,976,016
                                                             ==========

Accrued Liabilities
- - -------------------

Amounts included in accrued liabilities are as follows:

Accrued salaries                                             $  244,532
Accrued vacation                                                449,523
Accrued bonus                                                   187,050
Other payroll liabilities                                        86,076
Other accrued liabilities                                        37,191
                                                             ----------

                                                             $1,004,372
                                                             ==========

Intracompany Transactions/Related Parties
- - -----------------------------------------

The Titan Corporation has historically provided a substantial portion of the general and administrative services for Applications. General and administrative costs are allocated to Applications from the Titan Corporation. The general and administrative services provided by the Titan Corporation may not be available at the same rates upon sale of Applications.

Applications serves as the prime or the subcontractor on certain contracts with other divisions of The Titan Corporation. Fees on intracompany contracts were not material. These contracts may not be available or may not be available under similar terms in the future. Intracompany contract activity is as follows.

                                  Nine-Month
                                    Period
                                    Ended           Year Ended December 31,
                                  October 1,   --------------------------------
                                     1993         1992        1991       1990
                                  ----------   ----------   ---------  --------
Subcontract work performed by
 Applications for other
 Titan Divisions                  $1,100,000     $559,000    $725,000   $58,000
                                  ==========     ========    ========   =======


Charges to Applications' prime
 contracts by other Titan
 Divisions                        $  240,000     $646,000    $312,000   $51,000
                                  ==========     ========    ========   =======


4. COMMITMENTS AND CONTINGENCIES:
   ------------------------------

The Titan Corporation and Applications are subject to contract award protests, disputes and litigation in the normal course of business. In management's opinion, the resolution of existing protests, disputes and litigation will not result in any material impact on the reported results in the accompanying statements.

Rental expense for the nine-months ending October 1, 1993, and the years ended December 31, 1992, 1991 and 1990, under operating lease arrangements, principally facilities leases, was $89,000, $101,000, $90,000 and $48,000, respectively. These leases generally include renewal options and require minimum payments as follows. These future minimum payments do not include immaterial costs for Titan Corporation space which Applications occupies.


      1994            $185,880
      1995             146,804
      1996             142,308
      1997             137,813
      1998             114,843
      Thereafter             -
                      --------
                      $727,648
                      ========

5.   SUBSEQUENT EVENT
     ----------------

On March 5, 1994, the Company entered into an agreement to sell Applications for approximately $21 million, subject to certain post-closing adjustments.

                            TITAN APPLICATIONS GROUP
        CONDENSED STATEMENT OF CERTAIN SPECIFIED ASSETS AND LIABILITIES
                                  (UNAUDITED)

                                 March 31, 1994
                             (thousands of dollars)


ASSETS
Current assets:
 Cash and cash equivalents                            $   78
 Accounts receivable                                   7,062
 Other current assets                                    376
                                                      ------
  Total current assets                                 7,516

Property and equipment -- net                            484

Other assets                                              12
                                                      ------
                                                      $8,012
                                                      ======

LIABILITIES AND CORPORATE EQUITY
Accounts payable and other current liabilities        $3,953

Titan corporate equity in Titan Applications Group     4,059
                                                      ------

                                                      $8,012
                                                      ======

                            TITAN APPLICATIONS GROUP
              CONDENSED STATEMENT OF OPERATING INCOME (UNAUDITED)

                        Six months ended March 31, 1994
                             (thousands of dollars)


Revenues                                           $21,459

Costs and expenses:
 Cost of revenues                                   17,955
 Selling, general and administrative expenses        1,502
                                                   -------
                                                    19,457
                                                   -------

Operating Income                                   $ 2,002
                                                   =======

b.  PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


 The unaudited pro forma condensed combined balance sheet as of March 31, 1994 gives effect to the acquisition of the Titan Applications Group by Cubic Corporation as if the acquisition had occurred on March 31, 1994. The unaudited pro forma condensed combined statements of income for the year ended September 30, 1993 and six months ended March 31, 1994, give effect to the acquisition as if it had occurred on October 1, 1992. The proforma financial statements have been prepared utilizing the September 30, 1993 audited financial statements of Cubic Corporation, the October 1, 1993 audited financial statements of Titan Applications Group and the unaudited interim financial statements of both entities for the six month period ended March 31, 1994.

 The Statement of Operating Income of Titan Applications Group for the period October 1, 1993 through December 31, 1993 is included in both the pro forma statements of income for the year ended September 30, 1993 and the six months ended March 31, 1994. Sales and operating income for this three-month period amounted to $10,606,000 and $1,371,000 respectively.

 These pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisition had taken place on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the notes thereto, and with the audited financial statements of Cubic Corporation and Titan Applications Group.

                 CUBIC CORPORATION AND TITAN APPLICATIONS GROUP
             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

                                 March 31, 1994
                             (thousands of dollars)

                                                                                     Pro Forma
                                                                       Titan        Adjustments
                                                        Cubic      Applications      Increase       Pro Forma
                                                     Corporation       Group        (Decrease)      Combined
                                                     -----------   -------------   -------------   ----------
ASSETS
Current assets:
 Cash and cash equivalents                              $ 38,323        $    78    $(21,000)(a)    $ 17,401
 Marketable securities                                    11,376                                     11,376
 Accounts receivable                                     102,044          7,062                     109,106
 Inventories                                              24,002                                     24,002
 Other current assets                                      5,989            376                       6,365
                                                        --------        -------    ---------       ---------
  Total current assets                                   181,734          7,516     (21,000)        168,250

Property, plant and equipment -- net                      27,992            484                      28,476
Toll equipment under operating leases -- net              18,909                                     18,909
Preferred stock of U. S. Elevator Corp.                   20,000                                     20,000
Cost in excess of net tangible assets of
 purchased businesses, less amortization                     373                     18,341 (a)      18,714
Net assets of discontinued operation                       2,840                                      2,840
Other assets                                              15,253             12                      15,265
                                                        --------        -------    ---------       --------
                                                        $267,101        $ 8,012    $ (2,659)       $272,454
                                                        ========        =======    ========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable and other current liabilities         $ 64,838        $ 3,953    $               $ 68,791
 Approximate amount payable to
  The Titan Corp.                                                                     1,400 (a)       1,400
 Income taxes                                                572                                        572
                                                        --------        --------   --------        --------
  Total current liabilities                               65,410          3,953       1,400          70,763

Long-term debt                                            39,943                                     39,943
Deferred income taxes and other                            3,797                                      3,797

Net tangible assets of Titan Applications Group                           4,059      (4,059)(a)

Shareholders' equity                                     157,951                                    157,951
                                                        --------        -------    --------        --------
                                                        $267,101        $ 8,012    $ (2,659)       $272,454
                                                        ========        =======    ========        ========

See accompanying notes.

                 CUBIC CORPORATION AND TITAN APPLICATIONS GROUP
          PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED)

                         Year ended September 30, 1993
                             (thousands of dollars)

                                                                                  Pro Forma
                                                                    Titan        Adjustments
                                                      Cubic       Applications     Increase        Pro Forma
                                                   Corporation       Group        (Decrease)        Combined
                                                   -----------   -------------   -----------       ----------
Revenues:
 Net sales                                         $221,437         $32,069                          $253,506
 Other income                                         7,052                            (600)(d)         6,452
                                                   --------         -------          ------          --------
                                                    228,489          32,069            (600)          259,958

Costs and expenses:
 Cost of sales                                      178,491          26,895                           205,386
 Selling, general and administrative expenses        42,347           2,305            (850)(b)        45,002
                                                                                      1,200 (c)
 Research and development                             3,597                                             3,597
 Interest                                             2,294                                             2,294
                                                   --------        --------         --------         --------
                                                    226,729          29,200             350           256,279

Income from continuing operations
 before income taxes                                  1,760           2,868            (950)            3,678
Income taxes (credit)                                  (450)                            750 (e)           300
                                                   --------         -------         -------         ---------

Income from continuing operations                     2,210           2,868          (1,700)            3,378

Discontinued operations, net of
 applicable income taxes                             20,071                                            20,071
                                                   --------        --------         --------         --------

Net Income                                         $ 22,281         $ 2,868         $ (1,700)        $ 23,449
                                                   ========         =======         ========         ========

Average shares of common stock outstanding            6,095                                             6,095
                                                   ========                                          ========

Per share data:
 Income from continuing operations                 $    .36                                              $.55
 Income from discontinued operations                   3.30                                              3.30
                                                   --------                                          --------
 Net income                                        $   3.66                                             $3.85
                                                   ========                                          ========

See accompanying notes.

                 CUBIC CORPORATION AND TITAN APPLICATIONS GROUP
          PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED)

                        Six months ended March 31, 1994
                             (thousands of dollars)

                                                                                   Pro Forma
                                                                     Titan        Adjustments
                                                      Cubic      Applications      Increase        Pro Forma
                                                   Corporation      Group         (Decrease)       Combined
                                                   -----------   ------------     -----------      ----------
Revenues:
 Net sales                                         $ 98,324         $21,459                         $119,783
 Other income                                         4,501                             (300)(d)       4,201
                                                   --------         -------           ------         -------
                                                    102,825          21,459             (300)        123,984

Costs and expenses:
 Cost of sales                                       76,404          17,955                           94,359
 Selling, general and administrative expenses        23,354           1,502             (500)(b)      24,956
                                                                                         600 (c)
 Research and development                             1,460                                            1,460
 Interest                                             1,221                                            1,221
                                                   --------         -------          -------        --------
                                                    102,439          19,457              100         121,996
                                                   --------         -------          -------        --------
Income from continuing operations
 before income taxes                                    386           2,002             (400)          1,988
Income taxes                                                                             650 (e)         650
                                                   --------         -------          -------        --------

Income from continuing operations                       386           2,002           (1,050)          1,338

Discontinued operation, net of
 applicable income taxes                               (153)                                            (153)
                                                   --------         -------          -------        --------

Income before cumulative effect of
 accounting change                                      233           2,002           (1,050)          1,185

Cumulative effect of accounting change                1,379                                            1,379
                                                   --------         -------          -------        --------

Net Income                                         $  1,612         $ 2,002          $(1,050)       $  2,564
                                                   ========         =======          =======        ========

Average shares of common stock outstanding            6,056                                            6,056
                                                   ========                                         ========

Per share data:
 Income from continuing operations                 $    .06                                             $.22
 Loss from discontinued operation                      (.03)                                            (.03)
 Cumulative effect of accounting change                 .23                                              .23
                                                   --------                                         --------
 Net income                                        $    .26                                             $.42
                                                   ========                                         ========

See accompanying notes.

                 CUBIC CORPORATION AND TITAN APPLICATIONS GROUP

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


(a) Purchase accounting adjustments necessary to reflect the acquisition are as follows (in thousands):


    Cash payment at acquisition                                            $21,000
    Approximate additional payment to be made at final settlement            1,400
    Approximate net tangible assets of Titan Applications Group             (4,059)
                                                                           -------

    Cost in excess of net tangible assets of Titan Applications Group      $18,341
                                                                           =======


(b) Amount represents adjustment to eliminate approximate administrative expenses charged to Titan Applications Group by The Titan Corporation. No significant incremental administrative expense is anticipated to be incurred as a result of the acquisition.

(c) Adjustment to reflect amortization of the cost of the net assets acquired in excess of their tangible value over a fifteen year period.

(d) Adjustment to reflect the approximate interest income which would not have been earned, as a result of the cash used in the acquisition.

(e) Adjustment for the approximate effect on income tax expense resulting from the operating income of Titan Applications Group and the adjustments in (b),
    (c) and (d) above.